                             [PHOTOGRAPH OF WOMAN]



[LIBERTY NEWPORT LOGO]







          Liberty Newport
    International Equity Fund

         Semiannual Report
           April 30, 2001

[Photograph of Stephen E. Gibson]




Dear Shareholder:

It has been a difficult market environment for international investors over the past six months. World stock markets were down across the board, reflecting US market declines. Often, such setbacks cause investors to consider changing portfolio holdings. During times like these, investors ask themselves and their financial advisors: is it time to buy more shares at a lower price, cut losses and sell, or wait and see what happens.

I have learned over the years as an investor that the temptation to sell shares often occurs around the time that the market begins to turn. While a market upturn does not always occur when expected, I have been surprised by the number of times that I could have made a serious mistake by selling after an investment has already declined.

While it can be tempting to make changes in the face of weak short-term performance, I encourage you to carefully weigh your current investment allocations in the context of a diversified, long-term investment strategy.

In the meantime, the portfolio management team is continuing to look for quality companies with visible and sustainable earnings outlooks, strong balance sheets and solid management teams. I ask you to give them a chance to meet the challenges of these economic times, since they bring many years of international investing experience to the fund's management.

Sincerely,

/s/ Stephen E. Gibson

Stephen E. Gibson
President
June 15, 2001


Performance Highlights


Net asset value per share as of 4/30/01 ($)

        Class A 10.27
        Class B 10.04
        Class C 10.13
        Class Z 10.34

Distributions declared per share 11/1/00 - 4/30/01 ($)

        Class A 0.336
        Class B 0.336
        Class C 0.336
        Class Z 0.336

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or a loss on sale. All results shown assume reinvestment of distributions.


There can be no assurance that the trends described in this report will continue or come to pass because economic and market conditions change frequently.

                                                   -----------------------------
                                                   Not FDIC    May Lose Value
                                                   Insured     No Bank Guarantee
                                                   -----------------------------

Performance Information
--------------------------------------------------------------------------------

Value of a $10,000 investment
6/8/92 - 4/30/01


Value of a $10,000 investment in all
share classes, 6/8/92 - 4/30/01 ($)

                without     with
                 sales     sales
                charge     charge
---------------------------------
Class A         17,440     16,438
Class B         16,347     16,347
Class C         16,394     16,394
Class Z         17,494      n/a




                           [LINE GRAPH INSERTED HERE]



Past performance does not guarantee future investment results. Mutual fund performance changes over time. Please visit libertyfunds.com for daily performance updates. Return and value of an investment will vary, resulting in a gain or loss on sale. The Morgan Stanley Capital International EAFE (GDP) Index (MSCI EAFE (GDP) Index) is an unmanaged index that tracks the performance of equity securities of developed countries outside of North America. Index performance is from May 31, 1992. Unlike the fund, an index is not an investment, it does not incur fees or expenses, nor is it professionally managed. Securities in the fund may not match those in the index. It is not possible to invest directly in an index.


Average annual total return as of 4/30/01 (%)

 Share class                            A                    B                  C              Z
 Inception date                       6/8/92               6/8/92             8/1/97         2/16/99
------------------------------------------------------------------------------------------------------
                                without    with      without    with      without  with      without
                                sales      sales      sales     sales      sales   sales     sales
                                charge     charge    charge    charge     charge   charge    charge
                                -----------------    ----------------     ---------------    -------
Six months (cumulative)         -15.46     -20.32    -15.90    -19.99     -15.85   -16.67    -15.37
One year                        -24.90     -29.22    -25.43    -29.06     -25.43   -26.15    -24.67
Five years                        2.11       0.90      1.37      1.10       1.43     1.43      2.17
Life of fund                      6.45       5.75      5.68      5.68       5.72     5.72      6.49


Average annual total return as of 3/31/01 (%)

Share class                             A                    B                  C              Z
------------------------------------------------------------------------------------------------------
                                without    with      without    with      without  with      without
                                sales      sales      sales     sales      sales   sales     sales
                                charge     charge    charge    charge     charge   charge    charge
                                -----------------    ----------------     ---------------    -------
Six months (cumulative)         -22.67     -27.12    -23.05    -26.79     -22.95   -23.70    -22.69
One year                        -33.49     -37.32    -33.93    -37.14     -33.85   -34.50    -33.27
Five years                        1.60       0.41      0.90      0.63       0.96     0.96      1.65
Life of fund                      5.95       5.24      5.19      5.19       5.23     5.23      5.98

Past performance cannot predict future investment results. Return and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the class C contingent deferred sales charge of 1% for the first year only. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes vary based on differences in sales charges and fees associated with each class.

Class C share performance information includes returns for the fund's class B shares (the oldest existing fund class with a similar expense structure) for periods prior to its inception date.

Class Z share performance information includes returns of the fund's class A shares (as its expense structure more closely resembles that of class Z shares) for periods prior to its inception date. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A and class Z shares. Had the expense differential been reflected, the returns for class Z prior to its inception would have been higher.

[BEGIN LEFT SIDE BAR ]

Top 10 equity holdings as of 4/30/01 (%)

Secom                           2.8
GlaxoSmithKline                 2.7
Vodafone                        2.4
Novartis                        2.2
Sanofio-Synthelabo              2.1
NTT DoCoMo, Inc.                2.1
Takeda Chemical Industries      1.8
Roche Holding                   1.7
CGNU                            1.7
Kao                             1.6

Portfolio holdings are calculated as a percentage of total net assets. Since the fund is actively managed, there can be no guarantee the fund will continue to maintain the same portfolio holdings in the future.

Top five countries as of 4/30/01 (%)

United States                   19.9
Japan                           17.5
United Kingdom                  15.9
France                          12.2
Netherlands                      8.6

Country breakdowns are calculated as a percentage of total net assets. Since the fund is actively managed, there can be no guarantee the fund will continue to hold these securities or invest in these countries in the future.

Bought

Operating in The Netherlands, TNT Post Group NV (1.0% of net assets) is the world's first publicly traded postal system. Besides its local and global mail services, the company also offers logistics services including secure e-mail and e-commerce payment processing. The company also operates as an outsourcer of transportation. We found this company's consistent earnings stream and the visibility of its earnings very attractive.

Sold

We reduced our position in Telecom Italia (1.4% of net assets) for several reasons. First, Telecom Italia had a high debt-to-equity ratio, the result of a leveraged buyout from Olivetti. Second, we were concerned over the ability of Telecom Italia to compete effectively against new competitors in data traffic and other industry niches. After seeing deteriorating margins on Telecom Italia's traditional business, we decided that this former state monopoly no longer met our investment criteria.

[END LEFT SIDE BAR]

Portfolio Managers' Report

Fund performance

During the six-month period that ended April 30, 2001 the class A shares of the Liberty Newport International Equity Fund declined 15.46% (without sales charge). This performance trailed the negative 7.76% return of its benchmark, the MSCI EAFE (GDP) Index. The market environment for investors in international funds continues to be challenging. Our holdings in the information technology and telecommunication sectors were major contributors to the fund's weak performance over the period. Overall market declines in two sectors where the fund had overweight positions, health care and information technology, affected fund performance.

A shift into food services sector

During this reporting period, we have focused our efforts on finding investments in quality companies within sectors that we believe are generating a more dependable earnings stream, such as food services. Within this sector, we established a position in Foster's Brewing Group Ltd. (1.0% of net assets). Famous for its slogan "Australian for beer," Foster's distributes its beers in approximately 150 countries. In 2000, the company purchased Beringer Wine Estates (Napa, California) and merged it with its Mildacre Blass division, a producer of some of Australia's premium wines. Renamed Beringer Blass, the subsidiary operates six California wineries and produces a variety of wines under the Beringer, Chateau St. Jean and Stags' Leap labels. In addition, we also purchased holdings in Compass Group PLC (1.0% of net assets). Headquartered in the United Kingdom, Compass Group is the world's largest food service company. Its corporate clients include Ford and IBM.

An eye on Japan

Our primary focus remains in Japan, where we have invested nearly 17.5% of the fund's net assets. During this period, a weaker yen has benefited quality exporting companies, such as

Canon Inc. (1.5% of net assets) and Sony Corporation (1.1% of net assets). Although we invest in quality companies with good growth potential, strong balance sheets and management teams, we continue to be concerned by the country's economic and political climate. We were encouraged by steps taken by the Bank of Japan to stimulate the economy by lowering interest rates. We believe that the new prime minister will have to make some of the tough decisions to achieve vital financial restructuring.

A focus on quality companies - not currency

We do not currently hedge currencies in this portfolio nor in any of the portfolios managed by Newport Fund Management. Our experience over the years has convinced us that the returns that can be generated by investing in quality companies outweigh the potential returns that could be achieved by managing the fund's currency exposure. For example, many analysts were surprised by the 28.4% decline of the euro after its launch in January 1999. The euro regained some ground in the fourth quarter of 2000, in part as a result of weaker capital flows from Europe to the United States. However, the short rebound was not a turnaround in the currency's valuation. In spite of lower interest rates and weaker economic figures for the US economy, the euro again lost ground in the first quarter of 2001 and remained essentially unchanged to end the period. For investors, a weak euro is a double-edged sword. When the euro is weak, generally investors see the share prices of European companies go down. However, for European companies that derive a significant amount of their revenue in foreign currency through exports, a weak euro tends to help these revenue figures.

Maintaining investment strategy

In the months ahead, we intend to hold to our investment strategy of selecting stocks in quality companies with long-term, above-average growth potential. We also expect to continue making moderate adjustments to the portfolio based on our evaluation and reevaluation of the market and of our investment securities.


/s/ Charles R. Roberts                                        /s/ Michael Ellis

Charles R. Roberts                                            Michael Ellis


/s/ Deborah F. Snee

Deborah F. Snee


Charles R. Roberts, Michael Ellis and Deborah F. Snee are co-managers of the Liberty Newport International Equity Fund. Mr. Roberts is a managing director of Newport Fund Management. Mr. Ellis is a senior vice president and Ms. Snee is a vice president of Newport Fund Management.

[BEGIN RIGHT SIDE BAR]

Sector Breakdown as of 4/30/01 (%)


                           [PIE CHART INSERTED HERE]


Health care                     20.1
Financials                      17.7
Consumer staples                17.5
Industrials                     11.1
Information technology          10.1
Other                           10.1
Telecommunications services      7.1
Consumer discretionary           6.3


Sector breakdowns are calculated as a percentage of equity market value. Since the fund is actively managed, there can be no guarantee the fund will continue to maintain the same portfolio holdings and sector breakdown in the future.

Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) as published by the US Office of Management and Budget. The sector classifications used on this page are based upon the advisor's defined criteria as used in the investment process.

Since the fund may invest a significant percentage of its total assets in a single issuer, it may have increased risk compared to a similar diversified fund. There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

The fund's approach offers the potential for long-term growth, but also involves the possibility of losses due to the sensitivity of growth stock prices to changes in current or expected earnings.

Investment Portfolio
--------------------------------------------------------------------------------

April 30, 2001 (Unaudited)


Common Stocks - 87.6%                                   Shares          Value
--------------------------------------------------------------------------------
Finance, Insurance & Real Estate - 14.8%
Depository Institutions - 6.6%
Banca Fideuram S.p.A.                                   61,250      $   742,712
Commonwealth Bank of Australia                          44,000          650,532
Fortis Bank Nederland (a)                                1,500                5
HSBC Holdings PLC                                       67,026          877,308
Lloyds TSB Group PLC                                    66,082          686,857
Nordea AB FDR                                           86,166          509,306
Svenska Handelsbanken                                   58,300          870,149
                                                                    -----------
                                                                      4,336,869
                                                                    -----------

Holding & Other Investment Offices - 0.8%
Fortis CVG (a)                                           4,295           43,378
Fortis, STRIP                                           40,950              363
Zurich Versicherungs-Gesellschaft                        1,345          478,391
                                                                    -----------
                                                                        522,132
                                                                    -----------
Holding Companies - 2.5%
CGNU PLC                                                82,406        1,139,217
Fortis (NL) N.V.                                        20,942          543,827
                                                                    -----------
                                                                      1,683,044
                                                                    -----------
Insurance Carriers - 4.9%
Aegon N.V.                                              21,962          732,872
Allianz AG                                               2,837          817,038
AXA                                                      5,947          701,969
International Nederlanden Groep                         14,709        1,004,785
                                                                    -----------
                                                                      3,256,664
                                                                    -----------
Manufacturing - 40.4%
Chemicals & Allied Products - 18.7%
Altana AG                                                6,950          838,865
AstraZenca Group PLC                                    14,545          686,827
Aventis SA                                              13,301        1,030,545
GlaxoSmithKline PLC                                     68,576        1,816,774
Li & Fung Ltd. (a)                                     332,716          631,380
Novartis                                                   926        1,439,151
Roche Holding AG                                           160        1,149,248
Sanofi-Synthelabo SA                                    22,842        1,370,406
Schering AG                                             15,600          771,167
Serono SA Bearer Shares                                    585          482,245
Takeda Chemical Industries Ltd.                         25,000        1,205,209
UCB SA                                                  28,700          942,436
                                                                    -----------
                                                                     12,364,253
                                                                    -----------
Cleaning Products & Cosmetics - 4.1%
Christian Dior SA                                       16,038          687,347
Kao Corp.                                               41,000        1,041,333
L'Oreal SA                                              13,902        1,012,335
                                                                    -----------
                                                                      2,741,015
                                                                    -----------
Communications Equipment - 1.6%
Nortel Networks Corp.                                   21,986          336,386
Sony Corp.                                               9,900          739,917
                                                                    -----------
                                                                      1,076,303
                                                                    -----------
Electrical Industrial Equipment - 0.6%
STMicroelectronics N.V.                                  9,337          376,625
                                                                    -----------

Electronic & Electrical Equipment - 0.3%
Spirent PLC                                             35,519          207,917
                                                                    -----------
Electronic Components - 2.4%
Alcatel SA                                               7,151          232,917
Electrocomponents PLC                                   47,202          410,312
Murata Manufacturing Co., Ltd.                           7,600          638,712
Rohm Co., Ltd.                                           1,700          299,765
                                                                    -----------
                                                                      1,581,706
                                                                    -----------
Food & Kindred Products - 6.4%
Foster's Brewing Group Ltd.                            272,183          687,906
Groupe Danone (a)                                        6,231          810,147
Heineken N.V.                                           19,602        1,016,842
Nestle AG, Registered Shares                               500        1,035,338
Unilever PLC                                            88,534          664,570
                                                                    -----------
                                                                      4,214,803
                                                                    -----------
Machinery & Computer Equipment - 2.8%
Canon, Inc.                                             26,000        1,019,979
Check Point Software Technologies Ltd. (a)               4,314          270,617
Hitachi Software Engineering Co., Ltd.                   7,900          534,207
                                                                    -----------
                                                                      1,824,803
                                                                    -----------
Paper Products - 1.0%
TNT Post Group N.V.                                     27,734          653,500
                                                                    -----------
Petroleum Refining - 1.1%
Concessioni e Costruzioni Autostrade S.p.A.            113,949          702,144
                                                                    -----------
Printing & Publishing - 1.4%
Singapore Press Holdings Ltd.                           36,415          417,828
Wolters Kluwer                                          18,711          517,775
                                                                    -----------
                                                                        935,603
                                                                    -----------
--------------------------------------------------------------------------------
Mining & Energy - 1.5%
Oil & Gas Field Services - 1.5%
Osaka Gas Co., Ltd.                                    333,000          991,216
                                                                    -----------
--------------------------------------------------------------------------------
Retail Trade - 6.7%
Food Stores - 3.8%
Compass Group PLC (a)                                   84,419          647,281
Numico N.V.                                             21,384          846,242
Carrefour SA                                            17,559        1,013,714
                                                                    -----------
                                                                      2,507,237
                                                                    -----------
General Merchandise Stores - 2.9%
Ito En Ltd.                                             15,500          946,574
Seven-Eleven Japan Co., Ltd.                            20,000          972,256
                                                                    -----------
                                                                      1,918,830
                                                                    -----------

See notes to investment portfolio.

--------------------------------------------------------------------------------

April 30, 2001 (Unaudited)


                                                        Shares          Value
--------------------------------------------------------------------------------
Services - 11.7%
Business Services - 4.1%
Capita Group PLC                                        121,355     $   858,444
Secom Co., Ltd.                                          30,000       1,819,946
                                                                    -----------
                                                                      2,678,390
                                                                    -----------
Commercial Services - 2.5%
Hutchison Whampoa Ltd.                                   39,000         421,299
Securitas AB, Class B                                    28,354         551,812
ISS A/S (a)                                              11,989         698,485
                                                                    -----------
                                                                      1,671,596
                                                                    -----------
Computer Related Services - 1.9%
Altran Technologies SA                                    8,763         567,733
Cap Gemini S.A.                                           1,654         239,125
CMG PLC                                                  21,141         110,959
Datacraft Asia Ltd.                                      62,000         316,200
                                                                    -----------
                                                                      1,234,017
                                                                    -----------
Computer Software - 2.1%
ASM Lithography Holding N.V. (a)                         12,839         339,559
Logica PLC                                               13,548         185,858
Muenchener Rueckversicherungs-Gesellschaft
        AG Registered Shares                              2,281         646,792
SAP AG                                                    1,700         270,217
                                                                    -----------
                                                                      1,442,426
                                                                    -----------
Employment Services - 1.1%
Adecco SA                                                 1,206         729,982
                                                                    -----------

Transportation, Communication,
  Electric, & Gas Services - 12.5%
Communication Services - 2.9%
China Telecom Ltd. (a)                                   62,500         319,000
Vodafone Group PLC                                      506,874       1,566,180
                                                                    -----------
                                                                      1,885,180
                                                                    -----------
Electric Services - 2.2%
Endesa SA                                                47,624         802,637
Scottish Power PLC                                       98,267         621,634
                                                                    -----------
                                                                      1,424,271
                                                                    -----------
Gas Services - 1.4%
Hong Kong & China Gas Co., Ltd.                         799,700         953,598
                                                                    -----------
Radiotelephone Communications - 2.1%
NTT DoCoMo, Inc.                                             66       1,355,981
                                                                    -----------
Telecommunications - 3.9%
Nokia Oyj                                                20,600         709,361
Telecom Italia S.p.A.                                   144,750         901,186
Telefonica de Espana ADR                                 20,000       1,005,200
                                                                    -----------
                                                                      2,615,747
                                                                    -----------

Total Common Stocks (cost of $59,091,291)                            57,885,852
                                                                    -----------

Warrants - 0.0%
Finance, Insurance & Real Estate - 0.0%
Siam Commercial Bank Public Co., Ltd. (a)(b)
        (cost of $0)                                     36,666           3,454
                                                                    -----------
Total Investments
        (cost of $59,091,291)(c)                                     57,889,306
                                                                    -----------

Short Term Obligations - 17.0%                         Par
--------------------------------------------------------------------------------
Repurchase agreement with SBC Warburg Ltd.,
dated 4/30/01, due 5/01/01 at 4.47%,
collateralized by U.S. Treasury notes
with various maturities to 2024, market
value $11,398,307 (repurchase proceeds
$11,257,398)                                        $11,256,000      11,256,000
                                                                    -----------

Other Assets & Liabilities, Net - (4.6)%                             (3,049,146)
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $66,096,160
                                                                    ===========

Notes to Investment Portfolio:
(a)  Non-income producing.
(b) Represents fair value as determined in good faith under the direction of the trustees.
(c)  Cost for federal income tax purposes is the same.


Summary of Securities
     by Country         Country         Value        % of Total
--------------------------------------------------------------------------------
Japan                      Ja        $11,565,095        20.0
United Kingdom             UK         10,480,138        18.1
France                     Fr          8,042,863        13.9
Netherlands                Ne          5,655,402         9.8
Switzerland                Sz          5,314,355         9.2
Germany                    G           3,344,079         5.8
Italy                      It          2,346,042         4.1
Hong Kong                  HK          2,325,277         4.0
Sweden                     Sw          1,931,267         3.3
United States                          1,928,403         3.3
Australia                  Au          1,338,438         2.3
Belgium                    Be            986,182         1.7
Spain                      Sp            802,637         1.4
Finland                    Fi            709,361         1.2
Denmark                    De            698,485         1.2
Singapore                  Si            417,828         0.7
Thailand                   Th              3,454         0.0
                                     -----------       -----
                                     $57,889,306       100.0
                                     ===========       =====


       Acronym                  Name
       -------                  ----
         ADR         American Depositary Receipt
        STRIP        Separately Traded Receipt of
                        Interest and Principal
         FDR         Federal Depositary Receipt

Statement of Assets & Liabilities
--------------------------------------------------------------------------------

April 30, 2001 (Unaudited)


Assets
Investments at value (cost $59,091,291)                 $ 57,889,306
Short-term obligations                                    11,256,000
                                                        ------------
                                                          69,145,306

Cash including foreign currencies
        (cost of $845,522)              $  835,700
Receivable for:
        Investments sold                 2,145,515
        Fund shares sold                 1,265,285
        Dividends                          230,898
        Interest                             1,398
        Deferred Trustees' fee              15,959
Other                                        7,729         4,502,484
                                        ----------      ------------
            Total Assets                                  73,647,790

Liabilities
Foreign currencies
        (cost $1,070,885)                1,076,409
Payable for:
        Investments purchased            1,662,702
        Fund shares repurchased          4,664,545
Accrued:
        Management fee                      40,451
        Transfer agent fee                  34,379
        Bookkeeping fee                      2,679
        Trustees' fee                          800
        Custodian fee                        6,500
Other                                       63,165
                                        ----------
            Total Liabilities                              7,551,630
                                                        ------------
Net Assets                                              $ 66,096,160
                                                        ============

Net asset value & redemption price per share -
        Class A ($34,057,585/3,316,991)                 $      10.27(a)
                                                        ============
Maximum offering price per share -
        Class A ($10.27/0.9425)                         $      10.90(b)
                                                        ============

Net asset value & offering price per share -
        Class B ($30,929,041/3,080,828)                 $      10.04(a)
                                                        ============
Net asset value & offering price per share -
        Class C ($1,108,427/109,383)                    $      10.13(a)
                                                        ============
Net asset value, offering and
        redemption price per share -
        Class Z ($1,107/107)                            $      10.34
                                                        ============

Composition of Net Assets
Capital paid in                                         $ 69,334,103
Overdistributed net investment income                       (348,939)
Accumulated net realized loss                             (1,680,031)
Net unrealized depreciation on:
        Investments                                       (1,201,985)
        Foreign currency transactions                         (6,988)
                                                        ------------
                                                        $ 66,096,160
                                                        ============

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

Statement of Operations
--------------------------------------------------------------------------------

For the Six Months Ended April 30, 2001 (Unaudited)

Investment Income
Dividends                                                  $ 381,198
Interest                                                     149,233
                                                        ------------
  Total Investment Income
    (net foreign taxes
    withheld of $53,203)                                     530,431

Expenses
Management fee                            $287,859
Service fee - Class A                       47,403
Service fee - Class B                       45,588
Service fee - Class C                        1,670
Distribution fee - Class B                 135,366
Distribution fee - Class C                   4,964
Transfer agent                             197,996
Bookkeeping fee                             18,316
Custodian fee                               39,096
Trustees' fees                               4,344
Other                                       83,385
                                        ----------
        Net Expenses                                         865,987
                                                        ------------

Net Realized & Unrealized Gain
(Loss) on Portfolio Positions

Net realized loss on:
Investments                             (1,549,650)
Foreign currency transactions             (120,981)
                                        ----------
        Net Realized Loss                                 (1,670,631)
Net change in unrealized
        appreciation/depreciation
        during the period on:
Investments                            (10,249,459)
Foreign currency transactions               17,240
                                       -----------
        Net Change in Unrealized
        Appreciation/Depreciation                        (10,232,219)
                                                        ------------
         Net Loss                                        (11,902,850)
                                                        ------------
        Operations                                      $(12,238,406)
                                                        ============

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                   (Unaudited)
                                                   Six Months        Year
                                                      ended          ended
                                                    April 30,      October 31,
                                                      2001           2000
--------------------------------------------------------------------------------
Increase (Decrease) In Net Assets

Operations:
Net investment income (net operating loss)        $   (335,556)    $    278,477
Net realized gain (loss)                            (1,670,631)      14,529,744
Net unrealized appreciation/depreciation           (10,232,219)     (14,768,251)
                                                  ------------     ------------
          Net Increase (Decrease)
            from Operations                        (12,238,406)          39,970

Distributions:
From net investment income - Class A                        --         (298,593)
From net realized gains - Class A                   (1,186,765)          (2,594)
From net investment income - Class B                        --         (197,179)
From net realized gains - Class B                   (1,103,000)          (1,713)
From net investment income - Class C                        --           (5,111)
From net realized gains - Class C                      (41,047)             (44)
From net investment income - Class Z                        --          (36,377)
From net realized gains - Class Z                     (157,312)            (316)
                                                  ------------     ------------
          Total Distributions                       (2,488,124)        (541,927)
                                                  ------------     ------------

Fund Share Transactions:
Receipts for shares sold - Class A                 147,566,263      632,433,158
Value of distributions reinvested - Class A          1,054,729          269,687
Cost of shares repurchased - Class A              (159,001,451)    (642,399,932)
                                                  ------------     ------------
                                                   (10,380,459)      (9,697,087)
                                                  ------------     ------------
Receipts for shares sold - Class B                   7,935,162       17,096,252
Value of distributions reinvested - Class B            989,521          178,311
Cost of shares repurchased - Class B               (12,133,298)     (24,685,683)
                                                  ------------     ------------
                                                    (3,208,615)      (7,411,120)
                                                  ------------     ------------
Receipts for shares sold - Class C                   1,551,838        3,894,759


Value of distributions reinvested - Class C             39,223            5,062
Cost of shares repurchased - Class C                (1,445,126)      (3,897,490)
                                                  ------------     ------------
                                                       145,935            2,331
                                                  ------------     ------------
Receipts for shares sold - Class Z                         244        1,408,755
Value of distributions reinvested - Class Z            157,311           36,693
Cost of shares repurchased - Class Z                (5,821,344)        (379,997)
                                                  ------------     ------------
                                                    (5,663,789)       1,065,451
                                                  ------------     ------------
Net Decrease from Fund
        Share Transactions                         (19,106,928)     (16,040,425)
                                                  ------------     ------------
          Total Decrease                           (33,833,458)     (16,542,382)

Net Assets
Beginning of period                                 99,929,618      116,472,000
                                                  ------------     ------------
End of period (net of overdistributed net
        investment income of ($348,939)
        and ($13,383), respectively)              $ 66,096,160     $ 99,929,618
                                                  ============     ============

Number of Fund Shares

Sold - Class A                                      13,460,702       44,526,772
Issued for distributions reinvested - Class A           88,262           18,321
Repurchased - Class A                              (14,308,825)     (44,789,124)
                                                  ------------     ------------
                                                      (759,861)        (244,031)
                                                  ------------     ------------
Sold - Class B                                         720,001        1,213,650
Issued for distributions
        reinvested - Class B                            84,358           12,272
Repurchased - Class B                               (1,116,822)      (1,768,747)
                                                  ------------     ------------
                                                      (312,463)        (542,825)
                                                  ------------     -------------
Sold - Class C                                         133,155          282,599
Issued for distributions
        reinvested - Class C                             3,316              345
Repurchased - Class C                                 (126,868)        (280,827)
                                                  ------------     ------------
                                                         9,603            2,117
                                                  ------------     ------------
Sold - Class Z                                              21          102,883
Issued for distributions
        reinvested - Class Z                            13,087            2,489
Repurchased - Class Z                                 (497,793)         (25,652)
                                                  ------------     ------------
                                                      (484,685)          79,720
                                                  ------------     ------------


See notes to financial statements.

Notes to Financial Statements
--------------------------------------------------------------------------------

April 30, 2001 (Unaudited)

Note 1. Accounting Policies

Organization

Liberty Newport International Equity Fund (the "Fund"), a series of Liberty Funds Trust III (the "Trust"), is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek preservation of capital, purchasing power and long-term growth. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares:
Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge. A contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Forward currency contracts are valued based on the weighted value of exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates. In certain countries, the Fund may hold portfolio positions for which market quotations are not readily available. Such securities are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Determination of class net asset values and financial highlights

All income, expenses (other than the Class A, Class B and Class C service fees and Class B and Class C distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

In addition, Class A, Class B and Class C net investment income per share data reflect the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Federal income taxes

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

--------------------------------------------------------------------------------


Foreign currency transactions

Net realized and unrealized gains (losses) on foreign currency transactions include the gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes. The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

Forward currency contracts

The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract is opened, the actual exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

Other

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.


Note 2. Fees and Compensation Paid to Affiliates

Management and Administration fee

Newport Fund Management, Inc. (the "Advisor") is the investment advisor of the Fund. Colonial Management Associates, Inc. (the "Administrator"), an affiliate of the Advisor, provides accounting and other services and office facilities. For these services, the Fund pays a monthly fee equal to 0.75% annually of the Fund's average net assets.

Bookkeeping fee

The Advisor provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.035% annually of the Fund's average net assets over $50 million.

Transfer agent fee

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Administrator, provides shareholder services for a monthly fee which is comprised of 0.07% annually of average net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent receives reimbursement for certain out-of-pocket expenses.

Underwriting discounts, service and distribution fees

Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Administrator, is the Fund's principal underwriter. For the six months ended April 30, 2001, the Fund has been advised that the Distributor retained net underwriting discounts of $5,718 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $541, $44,947 and $9,553 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares.

--------------------------------------------------------------------------------

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Other

The Fund pays no compensation to its officers, all of whom are employees of the Advisor or Administrator. The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.


Note 3. Portfolio Information

Investment activity

For the six months ended April 30, 2001, purchases and sales of investments, other than short-term obligations, were $12,668,326 and $29,807,672, respectively. Unrealized appreciation (depreciation) at April 30, 2001, based on cost of investments for federal income tax purposes was:

        Gross unrealized appreciation           $8,153,587
        Gross unrealized depreciation           (9,355,572)
                                               -----------
             Net unrealized depreciation       $(1,201,985)
                                               ===========

Other

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Note 4. Line of Credit

The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended April 30, 2001.

Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

                                                Six Months ended April 30, 2001 (Unaudited)
                                              Class A      Class B      Class C      Class Z
---------------------------------------------------------------------------------------------
Net Asset Value-- Beginning of Period         $  12.49     $  12.28     $  12.38     $  12.56
                                              --------     --------     --------     --------
Income from Investment Operations:
Net investment loss (a)                          (0.03)       (0.07)       (0.07)       (0.02)
Net realized and unrealized loss                 (1.85)       (1.83)       (1.84)       (1.86)
                                              --------     --------     --------     --------
Total from Investment Operations                 (1.88)       (1.90)       (1.91)       (1.88)
                                              --------     --------     --------     --------

Less Distributions Declared
        to Shareholders:
From net realized gains                          (0.34)       (0.34)       (0.34)       (0.34)
                                              --------     --------     --------     --------
Net Asset Value, End of Period                $  10.27     $  10.04     $  10.13     $  10.34
                                              --------     --------     --------     --------
Total return (b)(c)                             (15.46)%     (15.90)%     (15.85)%     (15.37)%
                                              --------     --------     --------     --------
Ratios to Average Net Assets
Expenses (d)                                     1.89%        2.64%        2.64%        1.64%
Net investment income (d)                      (0.52)%      (1.27)%      (1.27)%      (0.27)%
Portfolio turnover (c)                             17%          17%          17%          17%
Net assets at end of period (000)            $  34,058     $ 30,929     $  1,108     $      1

(a) Per share data was calculated using the average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Not annualized
(d) Annualized.

                                                      Six Months ended October 31, 2001
                                              Class A      Class B      Class C      Class Z
---------------------------------------------------------------------------------------------
Net Asset Value-- Beginning of Period         $  13.38     $  13.19     $  13.30     $  13.40
                                              --------     --------     --------     --------

Income from Investment Operations:
Net investment income (loss) (a)                  0.08        (0.02)       (0.03)        0.11
Net realized and unrealized loss                 (0.89)       (0.84)       (0.84)       (0.86)
                                              --------     --------     --------     --------
Total from Investment Operations                 (0.81)       (0.86)       (0.87)       (0.75)
                                              --------     --------     --------     --------
Less Distributions Declared
        to Shareholders:
Net investment income                            (0.08)       (0.05)       (0.05)       (0.09)
From net realized gains (b)                      (0.00)       (0.00)       (0.00)       (0.00)
                                              --------     --------     --------     --------

Total Distributions Declared to Shareholders     (0.08)       (0.05)       (0.05)       (0.09)
                                              --------     --------     --------     --------
Net Asset Value, End of Period                $  12.49     $  12.28     $  12.38     $  12.56
                                              --------     --------     --------     --------
Total return (c)                               (6.15)%      (6.57)%      (6.59)%      (5.71)%
                                              --------     --------     --------     --------
Ratios to Average Net Assets
Expenses (d)                                     1.59%        2.34%        2.34%        1.34%
Net investment income (loss) (d)                 0.56%      (0.19)%      (0.19)%        0.81%
Portfolio turnover                                 56%          56%          56%          56%
Net assets at end of period (000)             $ 50,939     $ 41,664     $  1,235     $  6,092


(a) Per share data was calculated using average shares outstanding during the period.
(b)  Amounts to less than $0.01 per share.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:


                                                     Year ended October 31, 1999
                                         Class A         Class B         Class C        Class Z(a)
--------------------------------------------------------------------------------------------------
Net Asset Value-- Beginning of Period   $  12.26        $  12.14        $  12.24        $  11.95
                                        --------        --------        --------        --------
Income from Investment Operations:
Net investment income (loss)(b)             0.03           (0.07)          (0.07)           0.08
Net realized and unrealized gain            2.04            2.02            2.04            1.37
                                        --------        --------        --------        --------
Total from Investment Operations            2.07            1.95            1.97            1.45
                                        --------        --------        --------        --------
Less Distributions Declared
        to Shareholders:
From net realized gains                    (0.95)          (0.90)          (0.91)             --
                                        --------        --------        --------        --------
Net Asset Value, End of Period          $  13.38        $  13.19        $  13.30        $  13.40
                                        ========        ========        ========        ========
Total return (c)                          17.77%          16.85%          16.90%          12.13%(d)
                                        ========        ========        ========        ========
Ratios to Average Net Assets
Expenses (e)                               1.64%           2.39%           2.39%           1.37%(f)
Net investment income (e)                  0.21%         (0.54)%         (0.54)%           0.85%(f)
Portfolio turnover                           43%             43%             43%             43%(d)
Net assets at end of period (000)       $ 57,814        $ 51,930        $  1,299        $  5,429

(a) Class Z share were initially offered on February 16, 1999. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)   Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(f)   Annualized.

                                                        Year ended October 31, 1998
                                                Class A         Class B         Class C
----------------------------------------------------------------------------------------
Net Asset Value-- Beginning of Period           $  15.26        $  15.07        $  15.22
                                                --------        --------        --------
Income from Investment Operations:
Net investment income (loss) (a)                    0.03           (0.06)          (0.06)
Net realized and unrealized loss                   (0.22)          (0.21)          (0.18)
                                                --------        --------        --------
Total from Investment Operations                   (0.19)          (0.27)          (0.24)
                                                --------        --------        --------
Less Distributions Declared to Shareholders:
Net investment income                              (0.07)             --           (0.04)
In excess of net investment income                 (0.08)             --           (0.04)
From net realized gains                            (2.66)          (2.66)          (2.66)
                                                --------        --------        --------
Total Distributions Declared to Shareholders       (2.81)          (2.66)          (2.74)
                                                --------        --------        --------
Net Asset Value, End of Period                  $  12.26        $  12.14        $  12.24
                                                ========        ========        ========
Total return (b)                                  (1.14%)         (1.76%)         (1.53%)
                                                ========        ========        ========
Ratios to Average Net Assets
Expenses (c)                                       1.68%           2.43%           2.43%
Net investment income (loss) (c)                   0.24%          (0.51%)         (0.51%)
Portfolio turnover                                  100%            100%            100%
Net assets at end of period (000)               $ 58,213        $ 57,809        $  1,171

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

                                                      Year ended October 31, 1997
                                                Class A         Class B        Class C(a)
-----------------------------------------------------------------------------------------
Net Asset Value-- Beginning of Period           $  14.32        $  14.23        $  15.91
                                                --------        --------        --------
Income from Investment Operations:
Net investment income (loss) (b)                    0.10           (0.01)          (0.02)
Net realized and unrealized gain (loss)             2.29            2.27           (0.67)(c)
                                                --------        --------        --------
Total from Investment Operations                    2.39            2.26           (0.69)
                                                --------        --------        --------
Less Distributions Declared to Shareholders:
Net investment income                              (0.03)             --              --
From net realized gains                            (1.42)          (1.42)             --
                                                --------        --------        --------
Total Distributions Declared to Shareholders       (1.45)          (1.42)             --
                                                --------        --------        --------
Net Asset Value, End of Period                  $  15.26        $  15.07        $  15.22
                                                ========        ========        ========
Total return (d)                                  17.87%          16.98%           (4.34)(e)
                                                ========        ========        ========
Ratios to Average Net Assets
Expenses (f)                                       1.62%           2.37%           2.39% (g)
Net investment income (loss) (f)                   0.67%          (0.08%)         (0.42%)(g)
Portfolio turnover                                   67%             67%             67% (e)
Net assets at end of period (000)               $  34,645       $ 26,817        $    103

(a) Class C shares were initially offered on August 1, 1997. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(g)  Annualized.

                                              Year ended October 31, 1996
                                                Class A         Class B
--------------------------------------------------------------------------------
Net Asset Value-- Beginning of Period           $  12.43        $  12.38
                                                --------        --------
Income from Investment Operations:
Net investment income (loss) (a)                    0.08           (0.03)
Net realized and unrealized gain                    2.52            2.51
                                                --------        --------
Total from Investment Operations                    2.60            2.48
                                                --------        --------
Less Distributions Declared to Shareholders:
Net investment income                              (0.08)             --
From net realized gains                            (0.63)          (0.63)
                                                --------        --------
Total Distributions Declared to Shareholders       (0.71)          (0.63)
                                                --------        --------
Net Asset Value, End of Period                  $  14.32        $  14.23
                                                ========        ========
Total return (b)                                  21.69%          20.70%
                                                ========        ========
Ratios to Average Net Assets
Expenses (c)                                       1.61%           2.36%
Net investment income (loss) (c)                   0.56%          (0.19%)
Portfolio turnover                                   84%             84%
Net assets at end of period (000)               $ 36,655        $ 25,482

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

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

Trustees and Transfer Agent
--------------------------------------------------------------------------------

Douglas A. Hacker
Executive Vice President and Chief Financial Officer of UAL, Inc. (formerly Senior Vice President and Chief Financial Officer of UAL, Inc.)

Janet Langford Kelly
Executive Vice President-Corporate Development, General Counsel, and Secretary, Kellogg Company (formerly Senior Vice President, Secretary and General Counsel, Sara Lee Corporation)

Richard W. Lowry
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

Salvatore Macera
Private Investor (formerly Executive Vice President and Director of Itek Corp.)

William E. Mayer
Managing Partner, Park Avenue Equity Partners (formerly Founding Partner, Development Capital LLC; Dean and Professor, College of Business and Management, University of Maryland)

Charles R. Nelson
Van Voorhis Professor, Department of Economics, University of Washington; consultant on econometric and statistical matters (formerly Department Chairman and Director of the Institute for Economic Research)

John J. Neuhauser
Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

Joseph R. Palombo
Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc.; Executive Vice President and Director of Colonial Management Associates, Inc. and Stein Roe & Farnham Incorporated; Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Mutual Funds, Stein Roe Mutual Funds and All-Star Funds, and Chief Operating Officer, Putnam Mutual Funds)

Thomas E. Stitzel
Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

Thomas C. Theobald
Managing Director, William Blair Capital Partners (formerly Chief Executive Officer and Chairman of the Board of Directors, Continental Bank Corporation)

Anne-Lee Verville
Chairman of the Board of Directors, Enesco Group, Inc. and author and speaker on educational systems needs (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)


Important Information About This Report
The Transfer Agent for Liberty Newport International Equity Fund is:

Liberty Funds Services, Inc.
PO Box 1722
Boston, MA 02105-1722
800-345-6611

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Newport International Equity Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.


Semiannual Report:
Liberty Newport International Equity Fund

Give me Liberty.(R)

Liberty Funds believes in financial choice

At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kid's education, building your retirement nest egg, or managing your income... we can help. We offer a diverse family of mutual funds representing a wide selection of investment styles and specialized money management. It's all designed to help you reach for financial freedom - however you define it.


Liberty believes in professional advice

Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long term. It's a relationship that's focused on you and your needs.


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Liberty Newport International Equity Fund                          PRSRT STD
Semiannual Report, April 30, 2001                                U.S. POSTAGE
                                                                     PAID
[LIBERTY   LIBERTY                                               HOLLISTON, MA
   LOGO]   ---------                                             PERMIT NO. 20
               FUNDS                                             -------------

           Liberty Funds Distributor, Inc. (C)2001
           One Financial Center, Boston, MA 02111-2621
           800-426-3750
           www.libertyfunds.com






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